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                                                                   EXHIBIT 10.10


June 19, 2002

Wisconsin United For Health Foundation, Inc.
c/o Charles Henderson
Davis & Kuelthau, S.C.
111 East Kilbourn Avenue, Suite 1400
Milwaukee, WI 53202

Ladies and Gentlemen:

         We are writing to confirm our understanding concerning a proposed public offering of common stock, no par value, of Cobalt Corporation (the "Company").

         We have jointly begun the process of preparing to sell, in a single underwritten public offering, a total of 7.5 million shares of Company stock, consisting of 5.0 million outstanding shares owned beneficially by yourselves (the "Foundation") and 2.5 million shares to be newly issued by the Company. These shares are referred to herein as the "Firm Shares." It is understood that these numbers at this time are subject to (i) further consideration by the Foundation's Board of Directors, (ii) the exercise or non-exercise by the underwriters of the customary over-allotment option, and (iii) increase or reduction in the number of shares finally offered based upon recommendations by the underwriters. However, the Board of Directors of the Company has authorized the sale of no more than 3 million newly issued shares in total, and the number of shares offered by the Company will in no event exceed the number of shares offered by the Foundation.

         In connection with the proposed offering, we have agreed as follows:

         1. The registration of shares in the offering on behalf of the Foundation ("Registration") will not be deemed a Demand Registration for purposes of Section 2(d)(i) or 2(d)(ii) of the Registration Rights Agreement between us dated as of March 23, 2001.

         2. Any exercise of the underwriters' over-allotment option will be satisfied in its entirety by shares offered by the Foundation.

         3. In the event the underwriters indicate an ability to sell a greater number of shares than the number initially registered, the Foundation will have the first right (but not the obligation) to provide such shares.

         4. In the event the underwriters determine that marketing or other factors require a limitation on the number of shares to be offered, the Foundation will allow its allotment of Firm Shares to be cut back first, but not below 50% of the total Firm Shares offered.


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June 19, 2002
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         5. The parties hereby mutually waive any notices required under Section
3(a) and 3(b) of the Registration Rights Agreement.

         6. The Registration will be deemed a Demand Registration for purposes of Section 14 of the Registration Rights Agreement.

         7. Notwithstanding Section 3(e) of the Registration Rights Agreement, the Company will not withdraw or decline to file the Registration without the consent of the Foundation, which consent will not be unreasonably withheld. However, the Company will not be required to participate in the offering with its primary issue shares except upon terms and conditions acceptable to the Company in its discretion. If the Company withdraws from the offering after the filing of the Registration Statement with the Securities and Exchange Commission, and the Foundation continues with the sale of its shares that are subject to the Registration Statement, the Company agrees to participate in the marketing of the offer and sale of the Foundation's shares with appropriate personnel and further agrees to pay all costs and expenses in connection with the marketing of the offer and sale of such shares including, but not limited to, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with road show presentations, travel, lodging and related expenses, but excluding any underwriting discounts and commissions and transfer taxes relating to the sale or disposition of such shares pursuant to the Registration Statement and any fees, expenses or disbursements of counsel and other advisors to the Foundation.

         8. In all other respects, the above described registration shall be deemed to be a "Piggy-Back" registration pursuant to Section 3 of the Registration Rights Agreement, and all the other provisions of the Registration Rights Agreement shall govern the offering and sale of the shares described herein.

         Please confirm that the foregoing correctly sets forth the agreement between us.

                                               Very truly yours,

                                               COBALT CORPORATION


                                               By:    /s/  Gail L. Hanson
                                                   ---------------------------


Confirmed:

Wisconsin United for Health Foundation, Inc.


By:    /s/  David G. Meissner, v.p.
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